UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2020

United Therapeutics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1040 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UTHR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2020, the Board of Directors (the “Board”) of United Therapeutics Corporation (the “Company”), acting upon the recommendation of its Nominating and Governance Committee, appointed Linda Maxwell, M.D., to serve as a member of the Board. Dr. Maxwell will serve as a Class I director, and her term will expire at the Company’s 2021 annual meeting of shareholders. The Board has determined that Dr. Maxwell will not serve on a Board committee initially. With the addition of Dr. Maxwell, the Board now comprises 12 directors, 11 of whom are independent.

In connection with Dr. Maxwell’s appointment to the Board, the Company awarded her 20,680 stock options under the Company’s Amended and Restated 2015 Stock Incentive Plan. These awards were granted on September 10, 2020, and the stock options have an exercise price equal to the closing price of the Company’s common stock as reported on the NASDAQ Global Select Market on that date. These awards were granted in accordance with the Company’s standard compensation program for non-employee directors (the “Director Compensation Program”), as described in the Company’s definitive proxy statement for its 2020 annual meeting of shareholders, filed with the Securities and Exchange Commission (“SEC”) on April 29, 2020. Dr. Maxwell will be provided further compensation for her services in accordance with the Director Compensation Program. Dr. Maxwell and the Company also entered into the Company’s standard indemnification agreement for directors and executive officers, effective September 10, 2020, the form of which was filed with the SEC as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing Dr. Maxwell’s appointment is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 11, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: September 11, 2020	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel

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